Exhibit 99.1

Endo Pharmaceuticals Wells Fargo Securities Health Care Fireside Chats

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001 and in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003. Readers should evaluate any statement in light of these important factors.

Why is Endo Unique in its Industry? Strong focus on pain and complementary therapies Pain market grew at 25% CAGR from 1999-2003 Leveraging our pain management expertise by developing proprietary products and generic products with significant barriers to market entry Proven track record in marketing branded analgesics Highly selective generic product strategy

Sales Force Deployment Targeted Sales and Marketing through: Direct promotion through internal national sales forces 70 specialty / institutional representatives 160 community-based representatives Focus on physician specialties in: Pain management Neurology Anesthesiology Surgery Oncology Primary care Targeting approximately 35,000 physicians With the launch of oxymorphone ER/IR and DepoMorphineTM, sales force could approach 400-500 sales representatives

Lidoderm(r) (lidocaine 5%) Patented topical patch launched in 1999 Orphan Drug status through March 2006; covered by certain patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves

Lidoderm(r) Open-Label Studies Extensive Phase IV and publication program 20 poster presentations and four manuscripts published in 2003 Six abstracts presented at 2003 APS meeting* Strong presence planned for 2004 APS meeting** Potential utility for Lidoderm(r) studied in: Chronic low back pain Osteoarthritis pain Diabetic neuropathy Idiopathic neuropathy * 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) ** Vancouver, Canada, May 6-9, 2004

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic Trigeminal PHN Goal is to explore possible utility in other neuropathic and chronic pain segments Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2003(1) Source: IMS NDTI, full year 2003

Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Percocet(r) 5 mg 306 274 260 251 232 222 215 208 202 189 186 175 165 152 153 146 132 Percocet(r) 2.5/325, 7.5/500 & 10/650 3 108 230 318 372 425 419 263 211 153 126 108 95 83 75 70 62 Percocet(r) 7.5/325 & 10/325 0 0 0 0 0 0 0 0 6 168 283 358 411 453 503 553 416 Source: IMS NPA, 12/03 Percocet(r) Life Cycle Management Strategy 7.5/325 & 10/325 launch 7.5/500, 10/650, & 2.5/325 launch 7.5/325 & 10/325 competition

*Pending FDA confirmation Generic Oxycodone ER Received tentative FDA approval in July 2002 First-to-file status on three of four strengths* Awaiting final FDA approval Voluntarily submitted a risk-management plan with FDA Newly enacted amendments to Hatch-Waxman Act allow for more favorable exclusivity terms Provides option to launch at-risk or wait for appellate court decision Anticipate limited competition subsequent to exclusivity period due to high barriers to entry related to controlled- release scheduled CII products

Generic Oxycodone ER Favorable lower court ruling announced January 5, 2004 Purdue appealed district court decision on January 12, 2004 Once briefing is complete, oral arguments take place before three-judge panel (expected to be late 2004) Appeal process could take up to 12-18 months from district court decision When Endo has made a launch decision, an announcement will be made

Generic Fentanyl Patch Announced agreement with Noven on February 26, 2004 for U.S./Canadian rights to generic Duragesic Noven's ANDA accepted for filing October 2003 Anticipated launch date early 2005, pending FDA approval of ANDA Profit-sharing arrangement Anticipate limited competition due to high barriers to entry related to controlled-release scheduled CII products

Most Significant Critical Success Factor Build and Sustain a Strong and Balanced Product and Pipeline Portfolio Augment internal development with acquisition and in-license opportunities

R&D/Clinical Development Clinical research in all stages Preclinical Phase I-III Phase IV/Investigator Initiated Core expertise in analgesic drug development Strategic acquisitions and partnerships Novel delivery systems Co-development

(1) Co-developed (2) Licensed marketing rights (3) Favorable court decision received January 2004; awaiting final FDA approval Pipeline Summary Filed Status Oxymorphone ER (1) Approvable Letter Received Oxymorphone IR Approvable Letter Received DepoMorphineTM (2) NDA under Review Oxycodone ER (generic) (3) Tentative Approval Received Transdermal fentanyl patch (generic) (2) ANDA under Review In Development Propofol IDD-DTM (2) CHRONOGESICTM (2) Lidoderm(r) (other indications) LidoPAIN(r) BP (2) Other (undisclosed)

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3.6 billion strong opioid market We believe that it will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone ER) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Plan to meet with FDA before end of Q1 04 Oxymorphone ER / IR Description / Indications:

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post Surgical Pain Primary Outcome p < 0.05 Comparator Indication

Encapsulated morphine sulfate Epidural injection with sustained release delivery For surgical pain; administered prior to surgery Six million major surgeries annually in the U.S. Market Need Addressed: DepoMorphine(tm) Description / Indication: 48 hours of post-surgical pain relief with a single injection No need for in-dwelling catheter - can be used in patients on LMWH Greater patient satisfaction w/post-op pain control - eliminates/reduces PCA Pharmacoeconomic advantages

NDA accepted for substantive review 09/03 First "Action Letter" expected mid- 2004 Manufacturing done by SkyePharma Commercial launch would necessitate a specialized hospital force Status / Upcoming Milestones: DepoMorphine(tm)

Propofol IDD-D? 2% Product Profile Propofol 2% injectable formulation Anesthetic agent Proprietary phospholipid-stabilized emulsion Does not support bacterial growth No preservatives required Expected to move into Phase III in the first-half of 2004

CHRONOGESIC(tm) Implantable Sufentanil Continuous Infusion 1 DUROS(r) = Duragesic(r) Patches 33 Patches MS Contin(r) 200 Pills Infusion Pump + Ampule

Risk Management Plans Four main components for Schedule II narcotics: Labeling - to ensure risks are adequately defined Education of health care providers - to ensure appropriate prescribing/use Surveillance - to detect diversion Intervention - to address inappropriate use Evolving process for FDA, pharmaceutical industry

Ownership of Endo Endo Pharma LLC owns approximately 62% of Endo's outstanding shares Kelso & Company Greenwich Street Capital Partners Certain members of management

Acquisition Criteria Ongoing pursuit of licensing/acquisition opportunities: Focus nearer to market (on market, Phase II/III), however, pursue early stage products as well In or "near" pain Neurology Analgesics Supportive Care Oncology Peri-operative

Outlook Final FDA Approval on Generic Oxycodone ER FDA Action Letter on DepoMorphine(tm) FDA Approval on generic Duragesic Oxymorphone ER/IR Launch Pending discussions with FDA Lidoderm(r) sales of approximately $300 million in 2004 Ongoing advancement of pipeline Acquisition/in-licensing opportunities

Summary Leader in rapidly growing pain management market Strong portfolio of established products Substantial pipeline of branded, patent-protected products Solid financial condition, with significant cash flow and no debt Proven, experienced management team

Endo Pharmaceuticals Nasdaq: ENDP